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
As filed with the Securities and Exchange Commission on December 28, 2001               Registration File No.   333-76094
=========================================================================================================================
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                       SECURITIES AND EXCHANGE COMMISSION
                              --------------------
                             WASHINGTON, D.C. 20549
                      POST EFFECTIVE AMENDMENT NUMBER 1 TO
                                    Form SB-2
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              BANCSHARES OF FLORIDA
                 f/k/a CITIZENS BANCSHARES OF SOUTH FLORIDA INC.
              f/k/a CITIZENS BANCSHARES OF SOUTHWEST FLORIDA, INC.
                    ----------------------------------------------
                    (Name of small business issuer in its charter)

           Florida                                             6712                                        59-3535315
-----------------------------                       -----------------------------               -----------------------------------
(State or jurisdiction of                           (Primary Standard Industrial                (I.R.S. Employer Identification No.)
incorporation or organization)                       Classification Code Number)

                               1185 Immokalee Road
                              Naples, Florida 34110
                                 (239) 254-2100
                         -------------------------------
                          (Address and telephone number
                         of principal executive offices)

                               Michael L. McMullan
                             Chief Executive Officer
                               1185 Immokalee Road
                              Naples, Florida 34110
                                 (239) 254-2100
            ---------------------------------------------------------
            (Name, address and telephone number of agent for service)

                              Copies Requested to:
                Herbert D. Haughton, Esq. or A. George Igler, Esq
                             Igler & Dougherty, P.A.
                              1501 Park Avenue East
                           Tallahassee, Florida 32301
                            (850) 878-2411 Telephone
                            (850) 878-1230 Facsimile

Approximate date of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to rule 415 under the Securities Act of 1933 check the following box. [x]

If this form is filed to register additional securities for an offering pursuant to rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _________

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _________

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

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
                                                    CALCULATION OF REGISTRATION FEE
====================================================================================================================================
                Title of                                                Proposed                Proposed
               each class                        Amount                 maximum                 maximum
             of securities                        to be                 offering               aggregate              Amount of
            to be registered                   registered               price(1)           offering price(2)      registration fee
------------------------------------------------------------------------------------------------------------------------------------
Common stock $0.01 par value                    1,500,000                $10.00               $15,000,000             $3,750.00
Warrants to purchase one share of
  common Stock                                     45,000                  -0-                       -0-                   -0-
Common Stock underlying warrants
  $0.01 par value.                                 45,000                $10.00                  $450,000               $112.50
====================================================================================================================================

(1)  Maximum per share purchase price of stock to be issued.
(2) Estimated solely for the purpose of calculating the registration fee on the basis of the proposed maximum offering price per share.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

================================================================================

                          DEREGISTRATION OF SECURITIES

     This Post-Effective Amendment Number 1, to deregister all unsold securities, relates to the Registration Statement filed by Bancshares of Florida, a Florida Corporation ("Bancshares") on Form SB-2 (the "Registration Statement"), Registration No. 333-76094.

     Bancshares hereby deregisters the 586,171 unsold shares of common stock (par value $.01 per share) which were covered by the Registration Statement. The Offering closed with 913,829 shares being sold.

                                   SIGNATURES

     In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-2 and authorized this Registration Statement to be signed on its behalf by the undersigned, in the City of Naples, State of Florida on July 26, 2002.

BANCSHARES OF FLORIDA, INC.


Date: July 26, 2002                 By:/s/Michael L. McMullan
                                    -------------------------
                                        Michael L. McMullan
                                        Chief Executive Officer


Date: July 26, 2002                 By:/s/Thomas M. Whelan
                                    -------------------------
                                        Thomas M. Whelan
                                        Principal Accounting Officer


     In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated.


     Signature                                                  Title                                    Date
   -------------                                            -------------                            -------------
/s/ Michael L. McMullan
--------------------------------                         Chief Executive Officer,                    July 26, 2002
Michael L. McMullan                                            Director

*/s/ Thomas M. Whelan
--------------------------------
Polly M. Rogers                                                Director                              July 26, 2002

*/s/ Thomas M. Whelan
--------------------------------
Joe B. Cox                                                     Director                              July 26, 2002
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

     Signature                                                  Title                                    Date
   -------------                                            -------------                            -------------
*/s/ Thomas M. Whelan
--------------------------------
Earl L. Frye                                                   Director                              July 26, 2002

*/s/ Thomas M. Whelan
--------------------------------
Stanley W. Hole                                                Director                              July 26, 2002

*/s/ Thomas M. Whelan
--------------------------------
John B. James                                                  Director                              July 26, 2002

*/s/ Thomas M. Whelan
--------------------------------
LaVonne Johnson                                                Director                              July 26, 2002

*/s/ Thomas M. Whelan
--------------------------------
Luc C. Mazzini                                                 Director                              July 26, 2002

*/s/ Thomas M. Whelan
--------------------------------
Bernard L. Turner                                              Director                              July 26, 2002

*/s/ Thomas M. Whelan
--------------------------------
Lorenzo Walker
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     * Pursuant  to Power of  Attorney  filed  December  28,  2001,  authorizing
Michael L.  McMullan  and Thomas M. Whelan,  or either of them,  as the true and lawful  attorneys-in-fact  to sign all amendments to the Form SB-2  Registration
Statement File No. 333-76094.